                                                    Exhibit 99.6
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

     -----------------------------------------
     CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS
     -----------------------------------------

     -----------------------------------------
     CASE NUMBER: 400-42146-BJH-11                  02/13/95, RWD, 2/96
     -----------------------------------------

     -----------------------------------------
     JUDGE: Barbara J. Houser
     -----------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ Drew Keith                                                        Chief Financial Officer
     ----------------------------------------------------          --------------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                       TITLE

     Drew Keith                                                                 7/22/2002
     ----------------------------------------------------          --------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                             DATE

     PREPARER:

     /s/ Jessica L. Wilson                                                 Chief Accounting Officer
     ----------------------------------------------------          --------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                                TITLE

     Jessica L. Wilson                                                           7/22/2002
     ----------------------------------------------------          --------------------------------------
     PRINTED NAME OF PREPARER                                                      DATE


---------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                       Monthly Operating Report

   ----------------------------------------
   CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-1
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
   ----------------------------------------

   ----------------------------------------
   COMPARATIVE BALANCE SHEET
   ------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE              MONTH               MONTH                 MONTH
                                                              -------------------------------------------------------------
   ASSETS                                      AMOUNT             April 2002           May 2002             June 2002
   ------------------------------------------------------------------------------------------------------------------------

   1.    UNRESTRICTED CASH                        $299,835                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   2.    RESTRICTED CASH                                $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   3.    TOTAL CASH                               $299,835                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   4.    ACCOUNTS RECEIVABLE (NET)                $569,077             $261,709            $185,626              $130,369
   ------------------------------------------------------------------------------------------------------------------------
   5.    INVENTORY                              $4,135,448                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   6.    NOTES RECEIVABLE                               $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   7.    PREPAID EXPENSES                               $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   8.    OTHER (ATTACH LIST)                       $30,000           $2,604,222          $2,680,257            $2,735,466
   ------------------------------------------------------------------------------------------------------------------------
   9.    TOTAL CURRENT ASSETS                   $5,034,360           $2,865,931          $2,865,883            $2,865,835
   ------------------------------------------------------------------------------------------------------------------------
   10.   PROPERTY, PLANT & EQUIPMENT              $474,012                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   11.   LESS: ACCUMULATED
         DEPRECIATION/DEPLETION                         $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   12.   NET PROPERTY, PLANT &
         EQUIPMENT                                $474,012                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   13.   DUE FROM INSIDERS                              $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   14.   OTHER ASSETS-NET OF
         AMORTIZATION (ATTACH LIST)                     $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   15.   OTHER (ATTACH LIST)                            $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   16.   TOTAL ASSETS                           $5,508,372           $2,865,931          $2,865,883            $2,865,835
   ------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------
   17.   ACCOUNTS PAYABLE                                                    $0                  $0                  $250
   ------------------------------------------------------------------------------------------------------------------------
   18.   TAXES PAYABLE                                                  ($4,546)            ($4,546)              ($4,546)
   ------------------------------------------------------------------------------------------------------------------------
   19.   NOTES PAYABLE                                                       $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   20.   PROFESSIONAL FEES                                                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   21.   SECURED DEBT                                                        $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   22.   OTHER (ATTACH LIST)                                             $2,875              $2,875                $2,875
   ------------------------------------------------------------------------------------------------------------------------
   23.   TOTAL POSTPETITION
         LIABILITIES                                                    ($1,671)            ($1,671)              ($1,421)
   ------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------
   24.   SECURED DEBT                                   $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   25.   PRIORITY DEBT                             $28,268                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   26.   UNSECURED DEBT                           $493,554             $522,197            $522,197              $522,197
   ------------------------------------------------------------------------------------------------------------------------
   27.   OTHER (ATTACH LIST)                            $0                   $0                  $0                    $0
   ------------------------------------------------------------------------------------------------------------------------
   28.   TOTAL PREPETITION LIABILITIES            $521,822             $522,197            $522,197              $522,197
   ------------------------------------------------------------------------------------------------------------------------
   29.   TOTAL LIABILITIES                        $521,822             $520,526            $520,526              $520,776
   ------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------------
   30.   PREPETITION OWNERS' EQUITY                                  $3,790,619          $3,790,619            $3,790,619
   ------------------------------------------------------------------------------------------------------------------------
   31.   POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                           ($1,445,214)        ($1,445,262)          ($1,445,560)
   ------------------------------------------------------------------------------------------------------------------------
   32.   DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
   ------------------------------------------------------------------------------------------------------------------------
   33.   TOTAL EQUITY                                   $0           $2,345,405          $2,345,357            $2,345,059
   ------------------------------------------------------------------------------------------------------------------------
   34.   TOTAL LIABILITIES &
         OWNERS' EQUITY                           $521,822           $2,865,931          $2,865,883            $2,865,835
   ------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                  Monthly Operating Report

--------------------------------------
CASE NAME: OK Turbines, Inc.                 ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
--------------------------------------

------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------
                                                    MONTH         MONTH           MONTH         QUARTER
                                                  -----------------------------------------
REVENUES                                          April 2002     May 2002       June 2002        TOTAL
----------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                        $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                            $11           $0              $0            $11
----------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                         ($11)          $0              $0           ($11)
----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------
4.  MATERIAL                                              $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                          $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                       $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                              $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                        ($11)          $0              $0           ($11)
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                          $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                   $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                            $148          $48             $48           $244
----------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                          $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                   $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                            $148          $48             $48           $244
----------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                   ($159)        ($48)           ($48)         ($255)
----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                      $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                     $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                      $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                              $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                          $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                   $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                           $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                     $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                     $0           $0            $250           $250
----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                   $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                         $0           $0            $250           $250
----------------------------------------------------------------------------------------------------------
27. INCOME TAX                                            $0           $0              $0             $0
----------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                  ($159)        ($48)          ($298)         ($505)
----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
------------------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-3
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------

--------------------------------------------------------------------------------------------------------------
CASH RECEIPTS  AND                                 MONTH             MONTH        MONTH          QUARTER
                                                --------------------------------------------
DISBURSEMENTS                                     April 2002        May 2002    June 2002         TOTAL
--------------------------------                --------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                              $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                             $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                            $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                       $2,131          $44,709          $0         $46,840
--------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                           $2,131          $44,709          $0         $46,840
--------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                         $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                         $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                               ($2,082)        ($44,661)        $48        ($46,695)
--------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                      ($2,082)        ($44,661)        $48        ($46,695)
--------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                        $49              $48         $48            $145
--------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                  $49              $48         $48            $145
--------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                            $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                     $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                          $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                  $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
16. UTILITIES                                              $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
17. INSURANCE                                              $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                    $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                       $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                 $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                          $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                  $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                               $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                            $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                   $49              $48         $48            $145
--------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                         $49              $48         $48            $145
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                      $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                      $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                    $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                          $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                   $49              $48         $48            $145
--------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                          $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                    $0               $0          $0              $0
--------------------------------------------------------------------------------------------------------------

===============================================================================
===============================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
 ------------------------------------------------
 CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-4
 ------------------------------------------------

 ------------------------------------------------
 CASE NUMBER: 400-42146-BJH-11                         02/13/95, RWD, 2/96
 ------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE    MONTH             MONTH                MONTH
                                                            ------------------------------------------------------
 ACCOUNTS RECEIVABLE AGING                          AMOUNT  April 2002          May 2002            June 2002
 -----------------------------------------------------------------------------------------------------------------
 1.   0-30                                                           $0                 $0                $ (50)
 -----------------------------------------------------------------------------------------------------------------
 2.   31-60                                                        ($58)                $0                   $0
 -----------------------------------------------------------------------------------------------------------------
 3.   61-90                                                          $0               ($58)                  $0
 -----------------------------------------------------------------------------------------------------------------
 4.   91+                                                      $261,767           $185,684             $130,419
 -----------------------------------------------------------------------------------------------------------------
 5.   TOTAL ACCOUNTS RECEIVABLE                         $0     $261,709           $185,626             $130,369
 -----------------------------------------------------------------------------------------------------------------
 6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                $0                 $0                   $0
 -----------------------------------------------------------------------------------------------------------------
 7.   ACCOUNTS RECEIVABLE (NET)                         $0     $261,709           $185,626             $130,369
 -----------------------------------------------------------------------------------------------------------------

 ------------------------------------------------
 AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH:        June 2002
                                                                                      ----------------------------
 -----------------------------------------------------------------------------------------------------------------
                                                       0-30         31-60         61-90        91+
 TAXES PAYABLE                                         DAYS         DAYS           DAYS       DAYS        TOTAL
 -----------------------------------------------------------------------------------------------------------------
 1.   FEDERAL                                              $0           $0            $0          $0          $0
 -----------------------------------------------------------------------------------------------------------------
 2.   STATE                                                $0           $0            $0          $0          $0
 -----------------------------------------------------------------------------------------------------------------
 3.   LOCAL                                                $0           $0            $0          $0          $0
 -----------------------------------------------------------------------------------------------------------------
 4.   OTHER (ATTACH LIST)                                  $0           $0            $0          $0          $0
 -----------------------------------------------------------------------------------------------------------------
 5.   TOTAL TAXES PAYABLE                                  $0           $0            $0          $0          $0
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
 6.   ACCOUNTS PAYABLE                                   $250           $0            $0          $0        $250
 -----------------------------------------------------------------------------------------------------------------

 ------------------------------------------------
 STATUS OF POSTPETITION TAXES                                                   MONTH:        June 2002
                                                                                      ----------------------------
 -----------------------------------------------------------------------------------------------------------------
                                                   BEGINNING            AMOUNT                         ENDING
                                                      TAX           WITHHELD AND/    AMOUNT              TAX
 FEDERAL                                          LIABILITY*         0R ACCRUED      PAID            LIABILITY
 -----------------------------------------------------------------------------------------------------------------
 1.   WITHHOLDING**                                        $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 2.   FICA-EMPLOYEE**                                      $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 3.   FICA-EMPLOYER**                                      $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 4.   UNEMPLOYMENT                                         $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 5.   INCOME                                               $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 6.   OTHER (ATTACH LIST)                                  $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 7.   TOTAL FEDERAL TAXES                                  $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 -----------------------------------------------------------------------------------------------------------------
 8.   WITHHOLDING                                          $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 9.   SALES                                                $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 10.  EXCISE                                               $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 11.  UNEMPLOYMENT                                         $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 12.  REAL PROPERTY                                        $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 13.  PERSONAL PROPERTY                                    $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 14.  OTHER (ATTACH LIST)                                  $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 15.  TOTAL STATE & LOCAL                                  $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------
 16.  TOTAL TAXES                                          $0                 $0            $0                  $0
 -----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------
  CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-5
  -----------------------------------

  -----------------------------------
  CASE NUMBER: 400-42146-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH: June 2002
                                                            ----------------------------------------------------------
  -------------------------------------------
  BANK  RECONCILIATIONS
                                                   Account #1       Account #2    Account #3
  --------------------------------------------------------------------------------------------------------------------
  A.       BANK:                                 Bank of America     Bank One
  --------------------------------------------------------------------------------------------------
  B.       ACCOUNT NUMBER:                         15819-20089      1589845815                             TOTAL
  --------------------------------------------------------------------------------------------------
  C.       PURPOSE (TYPE):                          Operating         Deposit
  --------------------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                           $0               $0                                     $0
  --------------------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED                     $0               $0                                     $0
  --------------------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS                         $0               $0                                     $0
  --------------------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS                              $0               $0                                     $0
  --------------------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS                          $0               $0                                     $0
  --------------------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN                Account closed           N/A
  --------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------
  INVESTMENT ACCOUNTS
  --------------------------------------------------------------------------------------------------------------------
                                                     DATE OF         TYPE OF       PURCHASE              CURRENT
  BANK, ACCOUNT NAME & NUMBER                       PURCHASE       INSTRUMENT        PRICE                VALUE
  --------------------------------------------------------------------------------------------------------------------
  7.  N/A
  --------------------------------------------------------------------------------------------------------------------
  8.  N/A
  --------------------------------------------------------------------------------------------------------------------
  9.  N/A
  --------------------------------------------------------------------------------------------------------------------
  10. N/A
  --------------------------------------------------------------------------------------------------------------------
  11. TOTAL INVESTMENTS                                                                    $0                      $0
  --------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------
  CASH
  --------------------------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                                             $0
  --------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                                                    $0
  --------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ----------------------------------------
  CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS-6
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
  ----------------------------------------

                                             MONTH:  June 2002

  ----------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ----------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
                                    INSIDERS
  ------------------------------------------------------------------------------
                               TYPE OF           AMOUNT            TOTAL PAID
           NAME                PAYMENT            PAID              TO DATE
  ------------------------------------------------------------------------------
  1.   GREGG NIMMO           Reimbursment          $0              $ 34,674
  ------------------------------------------------------------------------------
  2.   GREGG NIMMO           Salary                $0              $120,979
  ------------------------------------------------------------------------------
  3.
  ------------------------------------------------------------------------------
  4.
  ------------------------------------------------------------------------------
  5.
  ------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                 $0              $155,653
  ------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
  -------------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                        TOTAL
                                 ORDER AUTHORIZING           AMOUNT              AMOUNT           TOTAL PAID          INCURRED
            NAME                      PAYMENT               APPROVED              PAID             TO DATE           & UNPAID *
  -------------------------------------------------------------------------------------------------------------------------------
  1.   N/A
  -------------------------------------------------------------------------------------------------------------------------------
  2.   N/A
  -------------------------------------------------------------------------------------------------------------------------------
  3.   N/A
  -------------------------------------------------------------------------------------------------------------------------------
  4.   N/A
  -------------------------------------------------------------------------------------------------------------------------------
  5.   N/A
  -------------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                       $0                  $0                 $0                 $0
  -------------------------------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                       SCHEDULED     AMOUNTS
                                        MONTHLY       PAID        TOTAL
                                       PAYMENTS      DURING       UNPAID
             NAME OF CREDITOR            DUE         MONTH     POSTPETITION
  ------------------------------------------------------------------------------
  1.   N/A
  ------------------------------------------------------------------------------
  2.   N/A
  ------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------
  6.   TOTAL                              $0            $0         $0
  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   -------------------------------------------
   CASE NAME: OK Turbines, Inc.                   ACCRUAL BASIS-7
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
   -------------------------------------------

                                                    MONTH:  June 2002
                                                          -------------

   -----------------------------------
   QUESTIONNAIRE

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES             NO
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                 X
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                           X
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                                                     X
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                                               X
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                                               X
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                         X
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                                                            X
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                     X
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                           X
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                                                          X
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                                                    X
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                      X
   ---------------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -----------------------------------
   INSURANCE

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES             NO
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                                              X
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   ---------------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
   -----------------------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                                        PAYMENT AMOUNT
                POLICY                           CARRIER                   PERIOD COVERED                       & FREQUENCY
   -----------------------------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

----------------------------------------------------
CASE NAME: OK Turbines, Inc.                           FOOTNOTES SUPPLEMENT
----------------------------------------------------

----------------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           ACCRUAL BASIS
----------------------------------------------------

                                              MONTH:          June 2002
                                                     ---------------------------


----------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS                LINE
      FORM NUMBER                NUMBER                           FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
           3                       12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
----------------------------------------------------------------------------------------------------------------
                                   13          42142) and allocated to the Company. Related payroll
----------------------------------------------------------------------------------------------------------------
                                               taxes are disbursed out of and reported at KH Charters.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
           6                                All Professional fees related to the Reorganization of the
----------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
----------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
           7                                All insurance plans related to the Company are carried
----------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
----------------------------------------------------------------------------------------------------------------
                                              400-42141.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        General                             All inventory and fixed assets were sold on 12/19/01.
----------------------------------------------------------------------------------------------------------------
                                            Operations have ceased.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                    June 2002


8.    OTHER (ATTACH LIST)                     $          2,735,466 Reported
                                              --------------------
           Intercompany Receivables                      2,735,466
                                              --------------------
                                                         2,735,466 Detail
                                              --------------------
                                                                 - Difference

22.   OTHER (ATTACH LIST)                                    2,875 Reported
                                              --------------------
           Accrued A/P                                       2,875
                                              --------------------
                                                             2,875 Detail
                                                                 - Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                     $                 48 Reported
                                              --------------------
           Transfer from KH Inc                                 48
                                              --------------------
                                                                48 Detail
                                              --------------------
                                                                 - Difference

25.   OTHER (ATTACH LIST)                                       48 Reported
                                              --------------------
           Service Charge                                       48
                                              --------------------
                                                                48 Detail
                                              --------------------
                                                                 - Difference